UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2015

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2015 annual meeting of stockholders (the “2015 Annual Meeting”) of Choice Hotels International, Inc. (the “Company”) held on April 24, 2015, stockholders approved (i) an amendment to the Company’s 2006 Long-Term Incentive Plan (the “LTIP”) to extend the term of the LTIP for an additional two years through February 13, 2018, and (ii) the material terms for the payment of incentive compensation to the Company’s executive officers under the LTIP.

A detailed summary of the material terms of the amendment to the LTIP and the material terms for the payment of incentive compensation to the Company’s executive officers under the LTIP appear beginning on page 66 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2015 (the “Proxy Statement”). The foregoing description is qualified in its entirety by reference to the text of the amendment, which is filed as Exhibit 10.1 hereto, and to the LTIP, as previously amended, filed as Appendix B to the Proxy Statement.

Item 5.03.	Amendments to Bylaws.

On April 24, 2015, the Board of Directors of the Company unanimously approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws dated April 30, 2010, effective immediately.

The Amendment changes the voting standard for the election of nominees to the Board of Directors from a plurality vote to a majority vote, except in the case of a contested election, in which case directors will be elected by a plurality vote.

The foregoing description is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 3.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting held on April 24, 2015, four proposals were submitted to the Company’s stockholders. The final voting results of these proposals were as follows:

Proposal 1

The Company’s stockholders elected the following eight directors to serve for a one-year term ending at the 2016 Annual Meeting, or until their respective successors are elected and qualified. The voting results are set forth below.

	Votes For	Votes Withheld	Broker Non-Vote
Barbara T. Alexander	51,781,126	57,921	2,774,599
Stewart Bainum, Jr.	51,733,301	105,746	2,774,599
Stephen P. Joyce	51,796,032	43,015	2,774,599
Monte J.M. Koch	51,737,682	101,365	2,774,599
Liza K. Landsman	51,760,947	78,100	2,774,599
Scott A. Renschler	51,779,435	59,612	2,774,599
Ervin R. Shames	51,783,510	55,537	2,774,599
Gordon A. Smith	51,784,914	54,133	2,774,599

Proposal 2

The Company’s stockholders approved an amendment to the Company’s 2006 Long-Term Incentive Plan (i) to extend the term of the Plan for two years through February 13, 2018 and (ii) to approve material terms for the payment of performance-based compensation under the Plan. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
50,629,173	1,150,796	59,078	2,774,599

Proposal 3

The Company’s stockholders approved an advisory vote on executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
51,035,904	698,831	104,312	2,774,599

Proposal 4

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
54,545,237	46,953	21,456	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 – Amendment, dated April 24, 2015, to the Amended and Restated Bylaws of Choice Hotels International, Inc. dated February 15, 2010.

Exhibit 10.1 – Amendment to the Choice Hotels International, Inc. 2006 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2015	/s/ Simone Wu
Simone Wu
Senior Vice President, General Counsel & Corporate Secretary